EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Forbion European Acquisition Corp. (the “Company”) on Amendment No. 2 on Form 10-Q/A to the Form 10-Q for the three months ended March 31, 2022 originally filed on May 13, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jasper Bos, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2023
/s/ Jasper Bos
Name: Jasper Bos
Title: Chief Executive Officer